UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2023
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada, 89113
(Address of principal executive offices) (Zip Code)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
On March 3, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of Everi Holdings Inc. (the “Company”) completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the 2023 fiscal year. As a result of this process and following careful deliberation, on March 3, 2023, the Audit Committee notified BDO USA, LLP (“BDO”) that it had determined to dismiss BDO as the Company’s independent registered public accounting firm, effective as of that same date. On, and effective as of, March 3, 2023, the Audit Committee selected Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, subject to EY’s completion of its standard client acceptance procedures.
BDO’s audit reports on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter in connection with its reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided BDO with a copy of the disclosures in this Current Report on Form 8-K and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the statements related to them made by the Company in this report. A letter from BDO is attached as Exhibit 16.1 of this Current Report on Form 8-K.
During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted EY with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document

16.1	Letter to Securities and Exchange Commission from BDO, LLP, dated March 9, 2023.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: March 9, 2023	By:	/s/ Todd A. Valli
Todd A. Valli Senior Vice President, Corporate Finance & Tax and Chief Accounting Officer